EXHIBIT 10.27
Silicon Valley Bank
Amendment to Loan Documents

Borrower(s):	Mobility Electronics, Inc.
Mobility Idaho, Inc. (formerly Portsmith, Inc.)
Magma, Inc.

Address:	17800 N. Perimeter Drive
Scottsdale, Arizona 85255-5449

Date:	February ___, 2006
     THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into between SILICON VALLEY BANK (“Bank”), whose address is 3003 Tasman Drive, Santa Clara, California 95054, and the borrower(s) named above (individually and collectively, and jointly and severally, the “Borrower”), whose address is set forth above.
     Bank and Borrower agree to amend the Loan and Security Agreement between them, dated as of September 27, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), as set forth herein, effective as of the date hereof. Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement (as amended by this Amendment).
     1. Limited Waiver. Bank and Borrower hereby agree that any failure of Parent (on a consolidated basis) to maintain the minimum EBITDA required under Section 5(b) of the Schedule to Loan Agreement solely for the quarter ended March 31, 2005 and the quarter ended December 31, 2005 (individually and collectively, the “Designated Default”) hereby is waived. It is understood, however, that the foregoing waiver of the Designated Default does not constitute a waiver of the aforementioned covenant with respect to any other date or time period, or of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future such covenant with respect to any other date or time period or any other provision or term of the Loan Agreement or any related document.
     2. Modification of Certain Reporting Requirements. Section 6.2(a)(iv) of the Loan Agreement, which currently reads as follows:
(iv)	Within 20 days after the last day of each month, Borrower will deliver to Bank an aged listings of Borrower’s Accounts and accounts payable, aged by invoice date, and Borrower’s outstanding or held check register (if any).
, hereby is amended and restated in its entirety to read as follows:

Silicon Valley Bank	Amendment to Loan Documents

(iv)	Within 20 days after the last day of each month, Borrower will deliver to Bank detailed aged listings of Borrower’s Accounts and accounts payable, aged by invoice date and in form acceptable to Bank, and Borrower’s outstanding or held check register (if any); provided, however, that, if there are no Advances outstanding (or deemed outstanding) at all times during a particular month, then the aged listings of Borrower’s Accounts and accounts payable for such month required to be delivered under this Section 6.2(a)(iv) need only be in summary-type form (as opposed to the detailed form) acceptable to Bank; provided further that if, in a following month, the Borrower requests an Advance, Borrower shall provide Bank the detailed aged listings of Borrower’s Accounts and accounts payable, aged by invoice date and in form acceptable to Bank, at the time the request for the Advance is made.
     3. Consent to Sale of Certain Patents and Patent Applications by Borrower to Robert C. Klinger. Bank hereby consents to Borrower’s sale of any or all of the patents identified on Exhibit A attached hereto (collectively, the “Designated Patent Collateral”) to the buyer known as Robert C. Klinger (“Klinger”), for consideration consisting of a promissory note, in the original principal amount of $86,640.00, payable by Klinger to Borrower and secured by all right, title, and interest of Klinger in the Designated Patent Collateral (such note, the “Klinger Note”), which sale shall be substantially in accordance (in all material respects) with the Patent Purchase Agreement, dated as of February 2, 2006, between Klinger and Borrower (the “Klinger Purchase Agreement”; Borrower hereby represents and warrants that attached hereto as Exhibit B are true, correct, and complete copies of the Klinger Purchase Agreement, the Klinger Note, and all material instruments, agreements, and other documents relating thereto); provided, however, that, as conditions to the effectiveness of such consent:
     (a) no Event of Default shall have occurred and be continuing, both immediately before and immediately after the consummation of such sale;
     (b) all consideration received, directly or indirectly, by Borrower for such sale (including all payments in respect of the Klinger Note, all profit sharing payments under the Klinger Purchase Agreement, and all licenses granted by Klinger to Borrower under the Klinger Purchase Agreement) shall constitute Collateral and, in the case of monetary payments, shall be kept by Borrower in Borrower’s operating account at Bank for uses not inconsistent with the Loan Agreement and other Loan Documents; and
     (c) Borrower hereby represents and warrants that the Designated Patent Collateral is not, individually or collectively, material to the core businesses of Borrower taken as a whole.
It is understood and agreed that such consent to such sale (the “Permitted Klinger Transactions”) does not constitute a waiver of any provision or term of the Loan Documents restricting the sale or other disposition of assets of any Borrower or any Guarantor in respect of any matter other than the Permitted Klinger Transactions, nor a waiver of any other provision or term of the Loan Agreement or any other Loan Document, nor an agreement to waive, in the future, any provision or term of the Loan Documents restricting the sale or other disposition of assets of any Borrower

Silicon Valley Bank	Amendment to Loan Documents

or any Guarantor in respect of any matter other than the Permitted Klinger Transactions, nor a waiver of any other provision or term of the Loan Agreement or any other Loan Document.
Concurrently with the effectiveness of such consent and upon the consummation of such sale, Bank will (at Borrower’s expense):
     (i) release its security interests (without recourse, representation, or warranty) in the rights in the Designated Patent Collateral acquired by Klinger pursuant to the Permitted Klinger Transactions (but, for the avoidance of doubt, the Bank does not release its security interests in: (x) any proceeds of such sale by Borrower of the Designated Patent Collateral; (y) any rights in respect of the Designated Patent Collateral retained by Borrower; and (z) any rights in respect of the Designated Patent Collateral granted by Klinger to Borrower (including any license-back granted to Borrower by Klinger); and
     (ii) (y) authorize and authenticate in writing the filing of UCC-2/3 Partial Releases relative to the applicable financing statements of record in favor of the Bank, in form and substance reasonably satisfactory to Bank and otherwise in suitable form for filing in the appropriate governmental offices, in order to reflect such release of security interests, and (z) execute and deliver any other documents (in form and substance reasonably satisfactory to Bank) reasonably requested by Borrower to effect or reflect such release of security interests.
     4. [intentionally omitted]
     5. Representations True. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.
     6. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as expressly amended herein (or as amended and restated in the Loan Documents as expressly contemplated herein), all of the terms and provisions of the Loan Agreement and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.
[remainder of page intentionally left blank; signature page follows]

Silicon Valley Bank	Amendment to Loan Documents

     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. The foregoing shall apply to each other Loan Document mutatis mutandis.

Borrower:	Bank:

MOBILITY ELECTRONICS, INC.	SILICON VALLEY BANK

By	By

President or Vice President	Title

Borrower:	Borrower:

MOBILITY IDAHO, INC. (formerly Portsmith, Inc.)	MAGMA, INC.

By

By	President or Vice President

President or Vice President

Silicon Valley Bank	Amendment to Loan Documents

CONSENT
     The undersigned acknowledges that the undersigned’s consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the guaranty, security agreement, or any other Loan Document of the undersigned, all of which are hereby ratified and affirmed.

Mobility Texas, Inc. (formerly Cutting Edge Software, Inc.)		iGo Direct Corporation, a Delaware corporation formerly known as IGOC Acquisition, Inc. and successor-by-merger to iGo Corporation
By

President or Vice President
By

President or Vice President

Silicon Valley Bank	Amendment to Loan Documents

EXHIBIT A
[Designated Patent Collateral]
QUICK RELEASE SPRING CONNECTOR FOR COMPUTER CABLE
United States — 6,264,491 B1
United States – 6,579,114 B2
Canada – 2,437,407
European – 01941882.1
WIPO – US01/18030
QUICK RELEASE SPRING CONNECTOR ADAPTOR FOR A COMPUTER CABLE
United States 6,273,740 B1
Canada – 2,416,836
European – 1303889
WIPO – US01/41038
[End of Exhibit A]
Exhibit A

Silicon Valley Bank	Amendment to Loan Documents

EXHIBIT B
[attach true, correct, and complete copies of the Klinger Purchase Agreement, the Klinger Note, and all material instruments, agreements, and other documents relating thereto]
Exhibit B